                                                                   EXHIBIT 10.64


                             SUBORDINATION AGREEMENT

                           Dated as of March 29, 2000

                                      Among

                          WATSON PHARMACEUTICALS, INC.,

                             HALSEY DRUG CO., INC.,

                              The Existing Holders
                               (as defined herein)

                                       and

                    THE GRANTORS AND GUARANTORS NAMED HEREIN


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                                TABLE OF CONTENTS

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

ARTICLE I                  DEFINITIONS........................................................................................2

      SECTION 1.1.                  Definitions of Certain Terms..............................................................2
      SECTION 1.2.                  Terms Generally...........................................................................3

ARTICLE II                 STANDBY AND SUBORDINATION..........................................................................4


ARTICLE III                PAYMENTS...........................................................................................4


ARTICLE IV                 SECURITY INTEREST SUBORDINATION....................................................................5


ARTICLE V                  DISPOSITION OF COLLATERAL..........................................................................5


ARTICLE VI                 SENIOR DEBT........................................................................................5


ARTICLE VII                DEFAULT............................................................................................6


ARTICLE VIII               NO COMMITMENT......................................................................................6


ARTICLE IX                 NO CONTEST.........................................................................................6


ARTICLE X                  FINANCIAL CONDITION OF BORROWER....................................................................6


ARTICLE XI                 REVIVOR............................................................................................6


ARTICLE XII                REPRESENTATIONS AND WARRANTIES.....................................................................7

      SECTION 12.1.                 Representations and Warranties of the Existing Holders....................................7
      SECTION 12.2.                 Representations and Warranties of Each Party..............................................7

ARTICLE XIII               EXISTING INTERCREDITOR AGREEMENT...................................................................7


ARTICLE XIV                MISCELLANEOUS......................................................................................7

      SECTION 14.1.                 No Individual Action......................................................................7
      SECTION 14.2.                 Successors and Assigns....................................................................7
      SECTION 14.3.                 Notices...................................................................................7
      SECTION 14.4.                 Termination...............................................................................8
      SECTION 14.5.                 Applicable Law............................................................................8
      SECTION 14.6.                 Amendments and Waivers of Agreement and Support Documents.................................8
      SECTION 14.7.                 Waiver of Rights..........................................................................8
      SECTION 14.8.                 Severability..............................................................................8

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

      SECTION 14.9.                 Waiver of Jury Trial.......................................................................9
      SECTION 14.10.                Counterparts; Effectiveness................................................................9
      SECTION 14.11.                Section Headings...........................................................................9
      SECTION 14.12.                Complete Agreement.........................................................................9


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                             SUBORDINATION AGREEMENT

        This SUBORDINATION AGREEMENT (the "Agreement") is dated as of March 29, 2000 and is entered into by and among (i) WATSON PHARMACEUTICALS, INC., a Nevada corporation ("Watson"), (ii) HALSEY DRUG CO., INC., a New York corporation (the "Company"), (iii) the holders of the 5% Convertible Senior Secured Debentures issued by the Company pursuant to the Debenture and Warrant Purchase Agreement, dated March 10, 1998 (the "Galen Debenture Agreement"), by and among the Company, Galen Partners III, L.P. and the other signatories thereto, listed on Schedule 4 attached hereto (such holders, the "GALEN INVESTOR GROUP"), (iv) the holders of the 5% Convertible Senior Secured Debentures issued by the Company pursuant to the Debenture and Warrant Purchase Agreement, dated May 26, 1999 (the "Oracle Debenture Agreement"), by and among the Company, Oracle Strategic Partners, L.P. and the other signatories thereto, listed on
Schedule 4 attached hereto (such holders, the "ORACLE INVESTOR GROUP"), and (v) the Grantors and Guarantors listed on the signature pages hereof. Certain capitalized terms used herein have the meanings ascribed thereto in Section
1.1.

                                    RECITALS

        A. Watson and the Company have entered into that certain Loan Agreement, dated as of March 29, 2000 (the "Loan Agreement"), pursuant to which Watson agreed to loan the Company the principal amount of Seventeen Million Five Hundred Thousand Dollars ($17,500,000) (the "Loan").

        B. The Company has issued its 5% Convertible Senior Secured Debentures Due March 15, 2003 to the Galen Investor Group pursuant to the Galen Debenture Agreement (such debentures, the "Galen Debentures") and to the Oracle Investor Group pursuant to the Oracle Debenture Agreement (such debentures, the "Oracle Debentures," and collectively with the Galen Debentures, the "Existing Debentures"). The holders of the Existing Debentures as of a given date are sometimes referred to herein as the "Existing Holders", and the Existing Holders and Watson are sometimes referred to herein collectively as the "Secured Creditors".

        C. The Company and certain of its affiliates have entered into the Existing Security Documents and Existing Guaranty Agreements pursuant to which the Company and such affiliates secured the Company's obligations under the Existing Debentures and guarantied the payment and performance of such obligations.

        D. In connection with the execution of the Loan Agreement, the Company and Watson will be entering into new security documents (the "Watson Security Documents").

        E. As an inducement to make the Loan, the Galen Investor Group and the Oracle Investor Group agree that (i) as among the Secured Creditors, Watson's security interest in the Collateral shall rank first in priority among the Secured Creditors; and (ii) proceeds received from enforcement of the Watson Security Documents and the Existing Security Documents will be applied first to the payment of the Company's obligations in respect of the Loan, and second, to the extent of any remaining proceeds, to the payment of the Company's obligations in respect of the Existing Debentures. The Company's and its affiliates' obligations under the Loan and the Existing Debentures are sometimes referred to collectively herein as the "Secured Obligations".

        F. The parties hereto desire to set forth their agreement regarding the priority of Watson's security interest and the application to the Secured Obligations of cash received by the

Secured Creditors from dispositions of Collateral and the enforcement of the Existing Security Documents and the Watson Security Documents and the agreement of Watson, the Galen Investor Group and the Oracle Investor Group as to the decisions relating to the exercise of remedies under this Agreement and the Existing Security Documents and the Watson Security Documents.

            G. It is a condition precedent to the effectiveness of the Loan Agreement that Watson, the Galen Investor Group, the Oracle Investor Group, the Company and its affiliates shall have entered into this Agreement.

            In consideration of the above recitals and the mutual covenants contained herein, Watson, the Galen Investor Group, the Oracle Investor Group, the Company and the Grantors and Guarantors hereby agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

            SECTION 1.1. DEFINITIONS OF CERTAIN TERMS. As used herein, the following terms have the meanings set forth below:

                        "Agreement" is defined in the Preamble hereto.

                        "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required to be closed in New York.

                        "Closing Date" means the date on which this Agreement becomes effective in accordance with Section 14.10.

                        "Collateral" means all the properties and assets of whatever nature, tangible or intangible, now owned or existing or hereafter acquired or arising, of any of the Grantors on or in which the Secured Creditors have been granted a lien or security interest pursuant to any of the Existing Security Documents or Watson Security Documents or this Agreement.

                        "Event of Default" means any Event of Default under and as defined in the Loan Agreement or Watson Security Documents.

                        "Existing Guaranty Agreements" means the guaranties and agreements identified on Schedule 1 hereto.

                        "Existing Holders" is defined in the Recitals hereto.

                        "Existing Intercreditor Agreement" means that certain Intercreditor Agreement, effective May 26, 1999, by and among Galen Partners III, L.P., Galen Partners International III, L.P., Galen Employee Fund III, L.P., and Oracle Strategic Partners, L.P.

                        "Existing Security Documents" means the guaranties, mortgages, deeds of trust and security agreements identified on Schedule 1 and
Schedule 2 hereto.

                        "Grantors" means the Company, Halsey Pharmaceutical, Inc., a Delaware corporation and Houba Inc., an Indiana corporation, and each other subsidiary or affiliate of the Company that is or becomes a party to any Security Document.

                        "Guarantors" means Halsey Pharmaceutical, Inc., a Delaware corporation and Houba Inc., an Indiana corporation, and each other person that is or becomes a party to any Guaranty Agreement.

                        "Loan" is defined in the Recitals hereto.

                        "Loan Agreement" is defined in the Recitals hereto.

                        "Note" means that certain Secured Promissory Note, dated March __, 2000, executed by the Company in favor of Watson in the principal amount of $17,500,000.

                        "Notice of Default" means a notice delivered by any Secured Creditor stating that an Event of Default has been declared and setting forth in reasonable detail the date and nature of such Event of Default.

                        "Secured Creditors" is defined in the Recitals hereto.

                        "Secured Obligations" is defined in the Recitals hereto.

                        "Senior Debt" means, at any time, the sum (without duplication) of the following:

                        (i) the aggregate principal amount of the Loan outstanding at such time and the aggregate amount of accrued unpaid interest thereon at such time; and

                        (ii)    the reasonable costs and expenses of
enforcement by Watson of its rights and collection with respect to the Loan.

                        "Subordinated Debt" means, at any time, the sum (without duplication) of the following:

                        (i) the aggregate principal amount of the Existing Debentures outstanding at such time and the aggregate amount of accrued unpaid interest thereon at such time;

                        (ii) the aggregate amount of accrued and unpaid fees payable to the Existing Holders, or any of them, under or in connection with the Existing Debentures; and

                        (iii) the aggregate amount of all other monetary obligations of the Company, the Guarantors and the Grantors that are accrued and owing at such time to the Existing Holders, or any of them, under the Existing Debentures (including all security, guaranty and other documents issued or executed in connection with and on the same date as the Existing Debentures) and the Existing Security Documents, including indemnification and expense reimbursement obligations thereunder.

                        "Watson Security Documents" means the guaranties, mortgages, deeds of trust and security agreements identified on Schedule 5.

        SECTION 1.2. TERMS GENERALLY. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles and Sections shall be deemed references to Articles and Sections of this Agreement unless the context shall otherwise require.

                                   ARTICLE II

                            STANDBY AND SUBORDINATION

        Except as set forth in Article 3 of this Agreement, the Existing
Holders shall not accept or receive, by setoff or in any other manner, as against the Company or the Guarantors, the whole or any part of the Subordinated Debt owing to the Existing Holders from the Company or the Guarantors, or any of their respective predecessors, successors or assigns, including, without limitation, a receiver, trustee or debtor in possession under the Existing Debentures or any note, guaranty or other instrument or agreement executed by the Company or the Guarantors in favor of the Existing Holders, or otherwise, whether the sums represent principal, interest, costs, attorneys' fees or charges, or other obligations due or not due, whether incurred directly or indirectly, and whether absolute or contingent unless and until the Senior Debt has been fully paid and satisfied.

                                  ARTICLE III

                                    PAYMENTS

        So long as no Event of Default shall have occurred and be continuing under the Loan Agreement, the Company may pay to the Existing Holders, and the Existing Holders may accept or receive regularly scheduled payments in respect of the Subordinate Debt; provided, however, that the aggregate amount of payments (in any form) which may be made to and accepted by the Existing Holders shall not exceed the sum of Six Hundred and Twenty-Five Thousand Dollars ($625,000) on any Interest Payment Date (as such term is defined in the Existing Debentures) and any arrearages thereon, and provided, further, however, that certain holders of the Existing Debentures designated on Schedule 4 attached hereto have agreed that, on each Interest Payment Date while any of the Senior Debt is outstanding , such holders shall receive such payments in the capital stock and/or like debenture instruments of Borrower and not in cash or cash equivalents. Watson shall provide notice to Oracle Strategic Partners, L.P., Galen Partners III, L.P., Galen Employee Fund III, L.P., and Galen Partners International III, L.P. of any Event of Default prior to its enforcement of its remedies hereunder, provided however, that nothing herein shall impair Watson's ability to act immediately after transmitting such notice. Except as to payments which the Existing Holders are permitted to accept or receive pursuant to this
Article 3, the Existing Holders shall receive and hold all other payments or distributions received prior to the satisfaction of the Senior Debt in trust for the benefit of Watson and shall forthwith deliver the same to Watson in the same form received (except for the endorsement or assignment in favor of Watson where necessary) for application to the Senior Debt and, until so delivered, shall not be commingled with other funds or property of the Existing Holders. Upon any Event of Default under the Existing Debentures or the Support Documents, any Existing Holder may file, prosecute and obtain a judgment in a lawsuit against the Company or the Guarantors; provided, however, that the Existing Holders shall not commence foreclosure on any judgment lien obtained in connection therewith or otherwise exercise any remedy with respect thereto, including, without limitation, filing any petition in bankruptcy with respect to the Company or the Guarantors, unless and until all Senior Debt has been fully paid and satisfied.


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                                   ARTICLE IV

                         SECURITY INTEREST SUBORDINATION

        All security interests acquired by Watson through the Watson Security Documents, to the extent securing the Senior Debt, in the Collateral shall at all times be prior and superior to any lien, ownership interest, security interest or other interest or claim now held or hereafter acquired by the Existing Holders in the Collateral (the "Subordinate Interest"). Said priority shall be applicable irrespective of the time or order of attachment or perfection of any security interest or the time or order of filing of any financing statements or other documents, or any statutes, rules of law, or court decisions to the contrary. Upon any disposition of any of the Collateral by Watson, the Existing Holders agree, if requested by Watson, to execute and immediately deliver any and all releases or other documents or agreements which Watson deems necessary to accomplish a disposition thereof free of the Subordinate Interest.

                                   ARTICLE V

                            DISPOSITION OF COLLATERAL

        The Existing Holders agree that, until Watson has received payment in full of all Senior Debt, Watson may dispose of, and exercise any other rights with respect to, any or all of the Collateral, free of the Subordinate Interest; provided, that the Existing Holders retain any rights they may have as a junior secured creditor with respect to the surplus, if any, arising from any such disposition or enforcement. The Existing Holders agree that any funds of the Company or the Guarantors which it obtains through the exercise of any right of setoff or other similar right constitute Collateral, and the Existing Holders shall immediately pay such funds to Watson to be applied to the outstanding Senior Debt.

                                   ARTICLE VI

                                   SENIOR DEBT

        Until Watson has received payment in full of all Senior Debt, the Existing Holders agree that, in addition to any other rights that Watson may have, at law or in equity, Watson may at any time, and from time to time, without the Existing Holders' consent and without notice to the Existing Holders, renew or extend, but not increase, any of the Senior Debt or that of any other person at any time directly or indirectly liable for the payment of any Senior Debt, accept partial payments of the Senior Debt, settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of the Senior Debt, change, alter or vary the interest charge on, or any other terms or provisions of the Senior Debt or any present or future instrument, document or agreement between the Senior Lender and the Company or the Guarantors, and take any other action or omit to take any other action with respect to the Senior Debt or the Collateral as Watson may deem necessary or advisable in its sole discretion. The Existing Holders waive any right to require Watson to marshal any assets in favor of the Existing Holders or against or in payment of any or all of the Senior Debt. The Existing Holders further waive any defense arising by reason of any claim or defense based upon an election of remedies by Watson which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes any of the Existing Holders' subrogation rights, rights to proceed against the Company or the Guarantors for reimbursement, and/or any other rights of any of the Existing Holders.



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                                  ARTICLE VII

                                     DEFAULT

         The Existing Holders shall promptly give Watson written notice of any Event of Default by the Company or the Guarantors on any obligation secured by the Subordinate Interest.

                                  ARTICLE VIII

                                  NO COMMITMENT

        It is understood and agreed that this Agreement shall in no way be construed as a commitment or agreement by Watson to continue financing arrangements with the Company or the Guarantors.

                                   ARTICLE IX

                                   NO CONTEST

        The Existing Holders shall not contest the validity, perfection, priority or enforceability of any lien or security interest granted to Watson to secure the Senior Debt pursuant to the Watson Security Documents.

                                   ARTICLE X

                         FINANCIAL CONDITION OF BORROWER

        The Existing Holders are presently informed of the financial condition of the Company and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of non-payment of the Senior Debt and the Subordinated Debt. The Existing Holders acknowledge that they are each entitled to keep themselves informed under the terms of the Existing Debentures and the Existing Security Documents as to the Company's financial condition and all other circumstances which bear upon the risk of non-payment of the Senior Debt and the Subordinated Debt or the Existing Holders' compliance with their obligations hereunder. Except as otherwise specifically provided herein, the Existing Holders waive any right to require Watson to disclose to them any information which Watson may now or hereafter acquire concerning the Company or the Guarantors.

                                   ARTICLE XI

                                     REVIVOR

        If any payment made on any of the Senior Debt shall for any reason be required to be returned by Watson, whether on the ground that such payment constituted a preference or for any other reason, then for purposes of this Agreement, such payment on the Senior Debt shall be treated as not having been made, and this Agreement shall in all respects be effective with respect to such Senior Debt as though such payment had not been made.


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                                  ARTICLE XII

                         REPRESENTATIONS AND WARRANTIES

        SECTION 12.1. REPRESENTATIONS AND WARRANTIES OF THE EXISTING HOLDERS. The Existing Holders represent and warrant that they have not heretofore transferred or assigned the Subordinate Interest or any financing statement naming any Grantor as debtor and any Existing Holder as secured party, and that they will not do so without first delivering a copy of this Agreement to the proposed transferee or assignee.

        SECTION 12.2. REPRESENTATIONS AND WARRANTIES OF EACH PARTY. Each party hereto represents and warrants to the other parties hereto that (a) the execution, delivery and performance of this Agreement (i) have been duly authorized by all requisite corporate action on its part and (ii) will not contravene any provision of its charter or by-laws or any order of any court or other governmental authority having applicability to it or any applicable law, and (b) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation.

                                  ARTICLE XIII

                        EXISTING INTERCREDITOR AGREEMENT

            The parties hereto acknowledge the existence of the Existing Intercreditor Agreement. Nothing herein shall be deemed to rescind any portion of the Existing Intercreditor Agreement and such agreement shall remain in full force except as modified by the terms of this Agreement.

                                  ARTICLE XIV

                                  MISCELLANEOUS

        SECTION 14.1. NO INDIVIDUAL ACTION. No Secured Creditor may require any other Secured Creditor to take or refrain from taking any action hereunder or under any of the Support Documents or with respect to any of the Collateral except as and to the extent expressly set forth in this Agreement.

        SECTION 14.2. SUCCESSORS AND ASSIGNS. This Agreement shall be binding on and inure to the benefit of each of the Secured Creditors and their respective successors and permitted assigns; provided, however, that, except as provided in the next sentence, no Existing Holder may assign its rights or obligations hereunder. The rights and obligations of any Existing Holder under this Agreement may be assigned, and the term "Existing Holder" as used in this Agreement shall include, any assignee, transferee or successor of such Existing Holder under the Existing Debentures by the execution of a Joinder Agreement by such assignee, transferee or successor, and any such assignee, transferee or successor shall thereupon become an Existing Holder under and a party to this Agreement. This Agreement is not intended to confer any benefit on, or create any obligation of any Secured Creditor to, the Company or any third party, including the Guarantors and other Grantors.

        SECTION 14.3. NOTICES. Notices and other communications provided for herein or in any Watson Security Document shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telex or telecopy, as follows:



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                        (a) if to any Existing Holder, to it as set forth
opposite its signature on the signature pages hereto;

                        (b) if to Watson, to 311 Bonnie Circle, Corona, California, 91720, fax no. (909) 270-1096, to the attention of Mr. Robert Funsten, General Counsel; and

                        (c) if to the Company, to 695 No. Perryville Road, Rockford, Illinois 61107, fax no. (815) 399-9710, to the attention of Mr. Michael Reicher, Chief Executive Officer any Grantor, or any Guarantor, to it as specified in the Support Document to which it is a party.

                        (d) if to the other Grantors and Guarantors, as applicable to: (i) Houba, Inc., 16235 State Road, #17, Culver, Indiana 46511, fax no: ____________, to the attention of Mr. Michael Reicher, Chief Executive Officer; or (ii) Halsey Pharmaceutical, Inc., 695 No. Perryville Road, Rockford, Illinois 61107, fax no. (815) 399-9710, to the attention of Mr. Michael Reicher, Chief Executive Officer. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telex or telecopy, or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 14.3 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 14.3.

        SECTION 14.4. TERMINATION. This Agreement shall terminate automatically upon the indefeasible payment in full of the Senior Debt.

        SECTION 14.5. APPLICABLE LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO ITS CHOICE OF LAW RULES.

        SECTION 14.6. AMENDMENTS AND WAIVERS OF AGREEMENT AND SUPPORT DOCUMENTS. No amendment or waiver of any provision of this Agreement or any Support Document shall in any event be effective unless the same shall be in writing and signed by the Secured Creditors; provided, however, that no such amendment or waiver which materially affects the duties of the Company shall be effective without the prior written consent of the Company. No waiver of any provision of this Agreement and no consent to any departure by any party hereto from the provisions hereof shall be effective unless such waiver or consent shall be set forth in a written instrument executed by the party against which it is sought to be enforced, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances.


        SECTION 14.7. WAIVER OF RIGHTS. Neither any failure nor any delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and a single or partial exercise thereof shall not preclude any other or further exercise or the exercise of any other right, power or privilege.

        SECTION 14.8. SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

        SECTION 14.9. WAIVER OF JURY TRIAL. NEITHER THE COMPANY, THE SECURED CREDITORS OR ANY GRANTOR OR GUARANTOR, NOR ANY ASSIGNEE, SUCCESSOR, HEIR
OR PERSONAL REPRESENTATIVE OF THE COMPANY, ANY SECURED CREDITOR, OR ANY GRANTOR OR GUARANTOR SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT, THE SUPPORT DOCUMENTS, ANY RELATED INSTRUMENT OR AGREEMENT, ANY COLLATERAL FOR ALL OR ANY PART OF THE LOAN AGREEMENT OBLIGATIONS OR EXISTING DEBENTURE OBLIGATIONS, OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG SUCH PERSONS. THE COMPANY, EACH SECURED CREDITOR AND EACH GRANTOR AND GUARANTOR HEREBY WAIVE ANY AND ALL RIGHT TO ANY SUCH JURY TRIAL. NEITHER THE COMPANY, ANY SECURED CREDITOR NOR ANY GRANTOR OR GUARANTOR SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THE PROVISIONS OF THIS AGREEMENT SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

        SECTION 14.10. COUNTERPARTS; EFFECTIVENESS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall become effective on the date (the "Closing Date") this Agreement shall have been executed and delivered by each party identified in the introductory paragraph hereto.

        SECTION 14.11. SECTION HEADINGS. The Article and Section headings used herein are for convenience of reference only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

        SECTION 14.12. COMPLETE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior representations, negotiations, writings, memoranda and agreements. To the extent any provision of this Agreement conflicts with any of the documents referenced herein, the provisions of this Agreement shall be controlling.

                           [signature pages to follow]


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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers all as of the day and year first above written.



"WATSON"                                                                        "THE COMPANY"

WATSON PHARMACEUTICAL, INC.,                                                    HALSEY DRUG CO., INC.,
a Nevada corporation                                                            a New York corporation

/s/  Robert C. Funsten                                                          /s/ Michael Reicher
----------------------                                                          ----------------------
By:                                                                             By:
Its:  Senior Vice President                                                     Its:  Chief Executive Officer

"GRANTOR/GUARANTOR"                                                             "GRANTOR/GUARANTOR"

HOUBA, INC.,                                                                    HALSEY PHARMACEUTICAL, INC.,
an Indiana corporation                                                          a Delaware corporation

/s/ Michael Reicher                                                             /s/ Michael Reicher
----------------------                                                          ----------------------
By:                                                                             By:
Its:  Chief Executive Officer                                                   Its:  Chief Executive Officer

ORACLE STRATEGIC PARTNERS, L.P.                                                 GALEN PARTNERS III, L.P.
By: Oracle Strategic Capital L.L.C.,                                            By: Claudius, L.L.C., General Partner
 General Partner                                                                610 Fifth Avenue, 5th Fl.
712 Fifth Avenue                                                                New York, New York  10019
New York, New York  10019

/s/ Larry Feinberg                                                              /s/ Shrini Conjeevaram
----------------------                                                          ----------------------
By:                                                                             By:
Its:  Managing Member                                                           Its:  General Partner

GALEN EMPLOYEE FUND III, L.P.
By: Wesson Enterprises, Inc.                                                    GALEN PARTNERS INTERNATIONAL, III, L.P.
610 Fifth Avenue, 5th Floor                                                     By: Claudius, L.L.C., General Partner
New York, New York 10020                                                        610 Fifth Avenue, 5th Floor
                                                                                New York, New York  10020

/s/ Bruce F. Wesson                                                             /s/ Shrini Conjeevaram
----------------------                                                          ----------------------
By:                                                                             By:
Its:  General Partner                                                           Its:  General Partner




ALAN SMITH                                                                      PATRICK COYNE
21 Bedlow Avenue                                                                477 Margo Lane
Newport, Rhode Island  02840                                                    Berwyn, Pennsylvania  19312

/s/ Alan Smith                                                                  /s/ Patrick Coyne
----------------------------                                                    ----------------------------


MICHAEL WEISBROT                                                                SUSAN WEISBROT
1136 Rock Creek Road                                                            1136 Rock Creek Road
Gladwyne, Pennsylvania  19035                                                   Gladwyne, Pennsylvania  19035

/s/ Michael Weisbrot                                                            /s/ Susan Weisbrot
----------------------------                                                    ----------------------------


GREG WOOD                                                                       DENNIS ADAMS
c/o D.R. International                                                          120 Kynlyn Road
7474 No. Figueroa Street                                                        Radnor, Pennsylvania  19312
Los Angeles, California  90041

/s/ Greg Wood                                                                   /s/ Dennis Adams
----------------------------                                                    ----------------------------


BERNARD SELZ                                                                    ROBERT W. BAIRD & CO., INC., TTEE
c/o Furman Selz                                                                 FBO Michael K. Reicher IRA
230 Park Avenue                                                                 c/o Halsey Drug Co., Inc.
New York, New York  10069                                                       695 North Perryville Rd.
                                                                                Crimson Building #2
                                                                                Rockford, Ill.  61107

/s/ Bernard Selz                                                                /s/ Michael K. Reicher
----------------------------                                                    ----------------------------
                                                                                By:
                                                                                Its:  Trustee

MICHAEL REICHER                                                                 PETER CLEMENS
c/o Halsey Drug Co., Inc.                                                       c/o Halsey Drug Co., Inc.
695 North Perryville Rd.                                                        695 North Perryville Rd.
Crimson Building #2                                                             Crimson Building #2
Rockford, Ill.  61107                                                           Rockford, Ill.  61107

/s/ Michael K. Reicher                                                          /s/ Peter Clemens
----------------------------                                                    ----------------------------




CONNIE REICHER TRUST
c/o Halsey Drug Co., Inc.                                                       STEFANIE HEITMEYER
695 North Perryville Rd.                                                        c/o Halsey Drug Co., Inc.
Crimson Building #2                                                             695 North Perryville Rd.
Rockford, Ill.  61107                                                           Crimson Building #2
                                                                                Rockford, Ill.  61107

/s/ Connie Reicher                                                              /s/ Stefanie Heitmeyer
----------------------------                                                    ----------------------------
By:
Its:  Trustee

DAN HILL                                                                        HEMANT K. SHAH
6725 Lynch Avenue                                                               29 Chrissy Drive
Riverbank, California  95367                                                    Warren, New Jersey  07059

/s/ Dan Hill                                                                    /s/ Hemant K. Shah
----------------------------                                                    ----------------------------


VARSHA H. SHAH                                                                  VARSHA H. SHAH AS CUSTODIAN
29 Chrissy Drive                                                                FOR SUMEET H. SHAH
Warren, New Jersey  07059                                                       29 Chrissy Drive
                                                                                Warren, New Jersey  07059

/s/ Varshah H. Shah                                                             /s/ Varshah H. Shah
----------------------------                                                    ----------------------------
                                                                                By:
                                                                                Its:  Custodian

VARSHA H. SHAH AS CUSTODIAN                                                     ILENE RAINISCH
FOR SACHIN H. SHAH                                                              c/o Alvin Rainisch
29 Chrissy Drive                                                                315 Devon Place
Warren, New Jersey  07059                                                       Morganville, New Jersey  07751

/s/ Varshah H. Shah                                                             /s/ Ilene Rainisch
----------------------------                                                    ----------------------------
By:
Its:  Custodian

MICHAEL RAINISCH                                                                KENNETH GIMBEL
c/o Alvin Rainisch                                                              2455 Montgomery Avenue
315 Devon Place                                                                 Highland Park, Ill.  60035
Morganville, New Jersey  07751

/s/ Michael Rainisch                                                            /s/ Kenneth Gimbel
----------------------------                                                    ----------------------------


KENNETH GIMBEL, IRA ACCOUNT
FBO KENNETH GIMBEL
2455 Montgomery Avenue
Highland Park, Ill.  60035


----------------------------
By:
Its:


                                   SCHEDULE 1

                      LIST OF EXISTING GUARANTY AGREEMENTS

1.      Continuing Unconditional Secured Guaranty by Houba, Inc. dated
        March 10, 1998.

2. Continuing Unconditional Secured Guaranty by Halsey Pharmaceutical, Inc. dated March 10, 1998.

3.      Continuing Unconditional Secured Guaranty by Houba, Inc. dated May 26,
        1999.

4. Continuing Unconditional Secured Guaranty by Halsey Pharmaceutical, Inc. dated May 26, 1999.



                                   SCHEDULE 1

                                   SCHEDULE 2

                       LIST OF EXISTING SECURITY DOCUMENTS

1. Company General Security Agreement, dated March 10, 1998, between Halsey Drug Co., Inc. and Galen Partners III, L.P., as agent.

2. Guarantors General Security Agreement, dated March 10, 1998, by and among Cenci Powder Products, Inc., Halsey Pharmaceutical, Inc., H.R. Cenci Laboratories, Inc., Houba, Inc., Indiana Fine Chemicals, Inc. and Galen Partners III, L.P., as agent.

3. Stock Pledge Agreement, dated March 10, 1998, between Halsey Drug Co., Inc. and Galen Partners III, L.P., as agent.

4. Company General Security Agreement, dated March 26, 1999, between Halsey Drug Co., Inc. and Oracle Strategic Partners, L.P., as agent.

5. Guarantors General Security Agreement dated, May 26, 1999, by and among Houba, Inc., Halsey Pharmaceutical, Inc. and Oracle Strategic Partners, L.P., as agent.

6. Stock Pledge Agreement, dated May 26, 1999, between Halsey Drug Co., Inc. and Oracle Strategic Partners, L.P., as agent.




                                   SCEHDULE 2

                                   SCHEDULE 3

                      EXISTING MORTGAGES AND DEEDS OF TRUST

1. Real estate mortgage, dated May 10, 1998, between Houba, Inc. and Galen Partners III, L.P., as agent, covering the property located at 16235 State Road 17, Culver, Indiana 46511.

2. Real estate mortgage, dated May 26, 1999, between Houba, Inc. and Oracle Strategic Partners, L.P., as agent, covering the property located at 16235 State Road 17, Culver, Indiana 46511.




                                       SCHEDULE 3

                                   SCHEDULE 4

                                EXISTING HOLDERS

GALEN DEBENTURES


                                                              Principal Amount of              $1.50               $2.375
Name and Address of Purchaser                                 Debenture Purchased             Warrants            Warrants
-----------------------------                                 -------------------             --------            --------

Galen Partners III, L.P.*                                     $          15,423,195            1,557,898            1,557,898
610 Fifth Avenue, 5th Floor
New York, New York 10020


Galen Partners International III, L.P.*                       $           1,709,167              172,643              172,643
610 Fifth Avenue, 5th Floor
New York, New York 10020


Galen Employee Fund III, L.P.*                                $              67,638                6,833                6,833
610 Fifth Avenue, 5th Floor
New York, New York 10020

Michael Reicher*                                              $             300,000               30,303               30,303
c/o Halsey Drug Co., Inc.
1827 Pacific Street
Brooklyn, New York 11233

Peter Clemens*                                                $             100,000               10,101               10,101
c/o Halsey Drug Co., Inc.
1827 Pacific Street
Brooklyn, New York 11233


Stefanie Heitmeyer                                            $              20,000                2,020                2,020
c/o Halsey Drug Co., Inc.
1827 Pacific Street
Brooklyn, New York 11233


Dan Hill                                                      $              10,000                1,010                1,010
c/o Halsey Drug Co., Inc.
1827 Pacific Street
Brooklyn, New York 11233






                                                                        Purchase
Name and Address of Purchaser                                            Price
-----------------------------                                      ------------------


Galen Partners III, L.P.*                                     $       15,423,195
610 Fifth Avenue, 5th Floor
New York, New York 10020


Galen Partners International III, L.P.*                       $        1,709,167
610 Fifth Avenue, 5th Floor
New York, New York 10020


Galen Employee Fund III, L.P.*                                $           67,638
610 Fifth Avenue, 5th Floor
New York, New York 10020

Michael Reicher*                                              $          300,000
c/o Halsey Drug Co., Inc.
1827 Pacific Street
Brooklyn, New York 11233

Peter Clemens*                                                $          100,000
c/o Halsey Drug Co., Inc.
1827 Pacific Street
Brooklyn, New York 11233


Stefanie Heitmeyer                                            $           20,000
c/o Halsey Drug Co., Inc.
1827 Pacific Street
Brooklyn, New York 11233


Dan Hill                                                      $           10,000
c/o Halsey Drug Co., Inc.
1827 Pacific Street
Brooklyn, New York 11233



*Agrees to receive interest in capital stock or like kind debentures.



                                   SCHEDULE 4


                                                              Principal Amount of              $1.50               $2.375
Name and Address of Purchaser                                 Debenture Purchased             Warrants            Warrants
-----------------------------                                 -------------------             --------            --------

Alan Smith                                                    $              10,000                1,010                1,010
c/o Halsey Drug Co., Inc.
1827 Pacific Street
Brooklyn, New York 11233

Dennis Adams                                                  $           1,170,000              118,182              118,182
120 Kynlyn Road
Radnor, Pennsylvania 19087

Patrick Coyne                                                 $              50,000                5,051                5,051
477 Margo Lane
Berwyn, Pennsylvania 19312

Michael Weisbrot and Susan Weisbrot                           $             300,000               30,303               30,303
1136 Rock Creek Road
Gladwyne, Pennsylvania 19035

Greg Wood                                                     $             100,000               10,101               10,101
1263 East Calaveras Street
Altadena, California 91001

Hemant K. Shah and Varsha H. Shah                             $             950,000               95,960               95,960
29 Christy Drive
Warren, New Jersey 07059

Varsha H. Shah as Custodian for                               $              20,000                2,020                2,020
Sumeet H. Shah
29 Christy Drive
Warren, New Jersey 07059

Varsha H. Shah as Custodian for                               $              20,000                2,020                2,020
Sachin H. Shah
29 Christy Drive
Warren, New Jersey 07059

Bernard Selz                                                  $             400,000               40,404               40,404
121 East 73rd Street
New York, New York 10021










Name and Address of Purchaser                                      Purchase
                                                                    Price
-----------------------------                                 ------------------

Alan Smith                                                    $           10,000
c/o Halsey Drug Co., Inc.
1827 Pacific Street
Brooklyn, New York 11233

Dennis Adams                                                  $        1,170,000
120 Kynlyn Road
Radnor, Pennsylvania 19087

Patrick Coyne                                                 $           50,000
477 Margo Lane
Berwyn, Pennsylvania 19312

Michael Weisbrot and Susan Weisbrot                           $          300,000
1136 Rock Creek Road
Gladwyne, Pennsylvania 19035

Greg Wood                                                     $          100,000
1263 East Calaveras Street
Altadena, California 91001

Hemant K. Shah and Varsha H. Shah                             $          950,000
29 Christy Drive
Warren, New Jersey 07059

Varsha H. Shah as Custodian for                               $           20,000
Sumeet H. Shah
29 Christy Drive
Warren, New Jersey 07059

Varsha H. Shah as Custodian for                               $           20,000
Sachin H. Shah
29 Christy Drive
Warren, New Jersey 07059

Bernard Selz                                                  $          400,000
121 East 73rd Street
New York, New York 10021






*Agrees to receive interest in capital stock or like kind debentures.


                                  SCHEDULE 4


                                                              Principal Amount of              $1.50               $2.375
Name and Address of Purchaser                                 Debenture Purchased             Warrants            Warrants
-----------------------------                                 -------------------             --------            --------

Ilene Rainisch                                                $              25,000                2,525                2,525
315 Devon Place
Morganville, New Jersey 07751

Michael Rainisch                                              $              25,000                2,525                2,525
48 Radford Street
Staten Island, New York 10314

Ken Gimbel                                                    $             100,000               10,101               10,101
876 Kimball Road
Highland Park, Illinois 60035


                                                                     Purchase
Name and Address of Purchaser                                          Price
-----------------------------                                    ------------------

Ilene Rainisch                                                 $           25,000
315 Devon Place
Morganville, New Jersey 07751

Michael Rainisch                                               $           25,000
48 Radford Street
Staten Island, New York 10314

Ken Gimbel                                                     $          100,000
876 Kimball Road
Highland Park, Illinois 60035




*Agrees to receive interest in capital stock or like kind debentures.


                                   SCHEDULE 4


                                                      Debenture Number
                                                      and Corresponding         $1.50               $2.375         Purchase
Name and Address of Purchaser                         Principal Amount         Warrants            Warrants          Price
-----------------------------                         ----------------         --------            --------        ---------

Galen Partners III, L.P.*                              No. N-19A
610 Fifth Avenue, 5th Floor                            $681,105                  68,798              68,798          $    681,105
New York, New York 10020

Galen Partners International III, L.P.*                No. N-38
610 Fifth Avenue, 5th Floor                            $3,073,704               310,476             310,476          $  3,073,704
New York, New York 10020

Galen Employee Fund III,                               No. N-20
L.P.*                                                  $65,913                    6,658               6,658          $    65,913
610 Fifth Avenue, 5th Floor
New York, New York 10020                               No. N-39
                                                       $297,456                  30,044              30,044          $   297,456

                                                       No. N-21
                                                       $2,982                       301                 301          $     2,982

                                                       No. N-40
                                                       $13,456                    1,361               1,361          $    13,456


Michael Reicher*                                       No. N-22
c/o Halsey Drug Co., Inc.                              $50,000                    5,026               5,026          $    50,000
1827 Pacific Street
Brooklyn, New York 11233


Robert W. Baird & Co., Inc. TTEE,                      No. N-22A
FBO Michael K. Reicher IRA,                            $22,115                    2,258               2,258         $    22,115
Account Number 7026-6907
c/o Halsey Drug Co., Inc.
1827 Pacific Street
Brooklyn, New York 11233


Peter Clemens*                                          No. N-23
c/o Halsey Drug Co., Inc.                               $24,038                   2,428               2,428          $  24,038
1827 Pacific Street
Brooklyn, New York 11233




*Agrees to receive interest in capital stock or like kind debentures.


                                   SCHEDULE 4



                                                Debenture Number
                                                and Corresponding               $1.50               $2.375             Purchase
Name and Address of Purchaser                   Principal Amount               Warrants            Warrants              Price
-----------------------------                   ----------------               --------            --------           -----------

Stefanie Heitmeyer                                 No. N-24
c/o Halsey Drug Co., Inc.                          $4,808                    486                  486         $            4,808
1827 Pacific Street
Brooklyn, New York 11233


Dan Hill                                           No. N-25
c/o Halsey Drug Co., Inc.                          $2,404                    243                  243         $            2,404
1827 Pacific Street
Brooklyn, New York 11233


Alan Smith                                         No. N-29
c/o Halsey Drug Co., Inc.                          $2,404                    243                  243         $            2,404
1827 Pacific Street
Brooklyn, New York 11233

Dennis Adams                                       No. N-31
120 Kynlyn Road                                    $281,250               28,409               28,409         $          281,250
Radnor, Pennsylvania 19087

Patrick Coyne                                      No. N-32
477 Margo Lane                                     $12,019                 1,214                1,214         $           12,019
Berwyn, Pennsylvania 19312

Michael Weisbrot and Susan Weisbrot                No. N-33
1136 Rock Creek Road                               $72,115                 7,284                7,284         $           72,115
Gladwyne, Pennsylvania 19035

Greg Wood
1263 East Calaveras Street                         No. N-26
Altadena, California 91001                         $24,038                 2,428                2,428         $           24,038

Hemant K. Shah and Varsha H. Shah                  No. N-34
29 Christy Drive                                   $228,365               23,067               23,067         $          228,365
Warren, New Jersey 07059

Varsha H. Shah as Custodian for Sumeet H. Shah     No. N-35
29 Christy Drive                                   $4,808                    486                  486         $            4,808
Warren, New Jersey 07059


*Agrees to receive interest in capital stock or like kind debentures.


                                   SCHEDULE 4

                                                Debenture Number
                                                and Corresponding               $1.50               $2.375             Purchase
Name and Address of Purchaser                   Principal Amount               Warrants            Warrants              Price
-----------------------------                   ----------------               --------            --------           -----------

Varsha H. Shah as Custodian for Sachin H. Shah            No. N-36
29 Christy Drive                                          $4,808                    486                486       $       4,808
Warren, New Jersey 07059


Bernard Selz                                              No. N-37
121 East 73rd Street                                      $96,154                 9,712              9,712              96,154
New York, New York 10021
                                                                                                                 $
Ilene Rainisch                                            No. N-27
315 Devon Place                                           $6,010                    607                607               6,010
Morganville, New Jersey 07751
                                                                                                                 $
Michael Rainisch                                          No. N-28
48 Radford Street                                         $6,010                    607                607               6,010
Staten Island, New York 10314

Ken Gimbel                                                 No. N-30
876 Kimball Road                                           $24,038                2,428              2,428       $        24,038
Highland Park, Illinois 60035



*Agrees to receive interest in capital stock or like kind debentures.


                                   SCHEDULE 4



                                EXISTING HOLDERS

ORACLE DEBENTURES

--------------------------------------------------------- ------------------------------ ----------------------- -------------------
                                                                    Principal
                   Oracle Debentures                           Amount of Debenture               $1.404                  $2.285
             Name and Address of Purchaser                          Purchased                   Warrants                Warrants
             -----------------------------                          ---------                   --------                --------
--------------------------------------------------------- ------------------------------ ----------------------- -------------------
1.    Oracle Strategic Partners, L.P.*                      $     5,000,000.00                  505,050                  505,050
--------------------------------------------------------- ------------------------------ ----------------------- -------------------
2.    Oracle Strategic Partners, L.P.*                      $    5,000,000.00(1)              1,010,100                1,010,100
--------------------------------------------------------- ------------------------------ ----------------------- -------------------
3.    Galen Partners III, L.P.*                             $    5,964,583.09(2)                602,483                  602,483
--------------------------------------------------------- ------------------------------ ----------------------- -------------------
4.    Galen Partners International III, L.P.*               $      539,900.40(3)                 54,535                   54,535
--------------------------------------------------------- ------------------------------ ----------------------- -------------------
5.    Galen Employee Fund III, L.P.*                        $       24,424.10(4)                  2,467                    2,467
--------------------------------------------------------- ------------------------------ ----------------------- -------------------
6.    Patrick Coyne                                         $       51,178.08(5)                  5,169                    5,169
--------------------------------------------------------- ------------------------------ ----------------------- -------------------
7.    Alan Smith                                            $       13,358.08(6)                  1,349                    1,349
--------------------------------------------------------- ------------------------------ ----------------------- -------------------
8.    Michael and Susan Weisbrot                            $      564,446.96(7)                 57,015                   57,015
--------------------------------------------------------- ------------------------------ ----------------------- -------------------
9.    Greg Wood                                             $      204,712.33(8)                 20,678                   20,678
--------------------------------------------------------- ------------------------------ ----------------------- -------------------
10.   Dennis Adams                                          $       300,000.00                   30,303                   30,303
--------------------------------------------------------- ------------------------------ ----------------------- -------------------
11.   Bernard Selz                                          $       200,000.00                   20,202                   20,202
--------------------------------------------------------- ------------------------------ ----------------------- -------------------
                        Total                               $    17,862,603.04             2,309,351.00             2,309,351.00
--------------------------------------------------------- ------------------------------ ----------------------- -------------------








                   Oracle Debentures
             Name and Address of Purchaser                           Purchase Price
             -----------------------------                           --------------
------------------------------------------------------------- -----------------------------
1.    Oracle Strategic Partners, L.P.*                          $     5,000,000.00
------------------------------------------------------------- -----------------------------
2.    Oracle Strategic Partners, L.P.*                          $     5,000,000.00
------------------------------------------------------------- -----------------------------
3.    Galen Partners III, L.P.*                                 $     5,964,583.09
------------------------------------------------------------- -----------------------------
4.    Galen Partners International III, L.P.*                   $       539,900.40
------------------------------------------------------------- -----------------------------
5.    Galen Employee Fund III, L.P.*                            $        24,424.10
------------------------------------------------------------- -----------------------------
6.    Patrick Coyne                                             $        51,178.08
------------------------------------------------------------- -----------------------------
7.    Alan Smith                                                $        13,358.08
------------------------------------------------------------- -----------------------------
8.    Michael and Susan Weisbrot                                $       564,446.96
------------------------------------------------------------- -----------------------------
9.    Greg Wood                                                 $       204,712.33
------------------------------------------------------------- -----------------------------
10.   Dennis Adams                                              $       300,000.00
------------------------------------------------------------- -----------------------------
11.   Bernard Selz                                              $       200,000.00
------------------------------------------------------------- -----------------------------
                        Total                                   $    17,862,603.04
------------------------------------------------------------- -----------------------------


--------------------

1     Intentionally omitted.

2 Consists of the surrender of convertible bridge notes in the principal amount of $5,590,917 plus accrued and unpaid interest of $373,666.09.

3 Consists of the surrender of convertible bridge notes in the principal amount of $506,077 plus accrued and unpaid interest of $33,823.40.

4 Consists of the surrender of convertible bridge notes in the principal amount of $22,894 plus accrued and unpaid interest of $1,530.10.

5 Consists of (i) the surrender of convertible bridge notes in the principal amount of $25,000 plus accrued and unpaid interest of $1,178.08 and (ii) an additional investment of $25,000.

6 Consists of the surrender of convertible bridge notes in the principal amount of $13,000 plus accrued and unpaid interest of $358.08.

7 Consists of (i) the surrender of convertible bridge notes in the principal amount of $351,222 plus accrued and unpaid interest of $13,224.96 and (ii) an additional investment of $200,000.

8 Consists of (i) the surrender of convertible bridge notes in the principal amount of $100,000 plus accrued and unpaid interest of $4,712.33 and (ii) an additional investment of $100,000.




*Agrees to receive interest in capital stock or like kind debentures.


                                   SCHEDULE 4

                                    EXHIBIT A

                                     FORM OF

                                JOINDER AGREEMENT

        Reference is made to that certain Subordination Agreement, dated as of March __, 2000 (the "Subordination Agreement"), by and among Watson Pharmaceuticals, Inc., a Nevada corporation, Halsey Drug Co., Inc., a New York corporation ("Halsey"), Galen Partners III, L.P., as Agent of the holders of the Galen Debentures, the Oracle Investor Group and the Grantors and Guarantors listed on the signature pages thereof. All capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Subordination Agreement. This agreement is a Joinder Agreement referred to in
Section 14.2 of the Subordination Agreement.

        The undersigned hereby agrees that it is a party to the Subordination Agreement and is therefore bound by, and subject to, the terms of the Subordination Agreement, and that it is an "Existing Holder" under, and as defined, therein.

        The undersigned certifies that on or about the date hereof it is the holder of the following obligations of the Company outstanding under the Existing Debentures, as applicable.

                             [describe obligations]

        The address for notices to the undersigned pursuant to the Subordination Agreement is as follows:
                         [set forth address for notices]

                                Very truly yours,

                                [CREDITOR]

                                By
                                   ------------------------------------------
                                Name:
                                Title:



                                   EXHIBIT A

                                   SCHEDULE 5

                            WATSON SECURITY DOCUMENTS

Watson Security Agreement

Watson Stock Pledge Agreement

Watson Guaranty

Watson Guarantors Security Agreement

Deed of Trust on Culver, Indiana Property

Deed of Trust Subordination


                                   EXHIBIT A